Exhibit 99.1

Advantage Solutions to Combine With Conyers Park II Acquisition Corp.

Transaction to create new publicly traded consumer goods services industry leader

NAPLES, FL, and IRVINE, CA – September 8, 2020 – Advantage Solutions Inc. (“Advantage”), the leading provider of outsourced sales and marketing services to consumer goods manufacturers and retailers, has entered into a merger agreement to combine with Conyers Park II Acquisition Corp. (“Conyers Park”), a publicly traded special purpose acquisition company founded by consumer goods and finance industry executives with a history of value creation. At the closing of the transaction, Advantage is expected to become a publicly traded company. The transaction implies an initial enterprise value for Advantage of approximately $5.2 billion or 10.1x its estimated 2021 Adjusted EBITDA of $515 million.

Advantage’s data and technology-enabled omnichannel solutions — including sales, retail merchandising, business intelligence, digital commerce and marketing services — help brands and retailers drive consumer demand, increase sales and achieve operating efficiencies across all key channels, including e-commerce. After 30 years as a privately held business, Advantage will have greater financial flexibility to invest in its business as a publicly listed company.

Financing for the transaction includes secured commitments for a $700 million common stock private placement at $10 per share. Existing private equity partners of Advantage, including CVC Fund VI, Green Equity Investors VI and Bain Capital Private Equity, in addition to rolling over their entire existing stake in the business, are investing an additional $200 million in the company as part of the $700 million common stock private placement. The remaining $500 million of common stock raised in the private placement has been committed by institutional investors that include both existing Conyers Park investors and new investors. These funds, along with up to $450 million in cash from Conyers Park’s trust account containing the proceeds of its initial public offering and the new debt financing, are expected to be used to refinance existing debt at Advantage.

Tanya Domier, current chief executive officer of Advantage, will continue in that role after the closing of the transaction and lead the company along with the current management team. Current directors of Conyers Park, Jim Kilts, who will be chairman of the newly combined company, Dave West and Brian Ratzan, will join the Advantage board of directors.

“Our approach has always been to help our clients win by providing exceptional core services while building solutions that meet their evolving needs and help solve tomorrow’s problems,” said Ms. Domier. “We are proud after many years of strong performance as a private company to now be able to create value for public shareholders by continuing to drive profitable growth for our clients and further capturing significant share of the market for omnichannel services. In addition to the unparalleled insights and relationships they bring to our business, partnering with Conyers Park strengthens our balance sheet, enabling us to continue investing in growth initiatives for the benefit of all of our stakeholders.”

Mr. Kilts commented, “We couldn’t be more excited to be joining forces with Advantage and bringing its story to the public markets. Advantage’s clear leadership position in the mission-critical sales and marketing industry, together with unmatched scale and capabilities and a management team of the highest quality, make it an outstanding business. I have worked closely with Tanya and the team and have witnessed Advantage overcome every obstacle in its path and come out on top. The Conyers Park II team looks forward to helping Advantage execute on its future growth strategy.

The company operates in a very large and stable end market and offers essential services and a compelling value proposition of driving sales for its clients and customers while also saving them money. This is one of the best management teams I’ve worked with, consistently investing in the right strategies to evolve with the market and grow. And the company has multiple future growth opportunities ahead.”

Conyers Park executives have deep experience in consumer goods as well as firsthand experience working with Advantage beyond Jim Kilts’ board role. “The Conyers Park team knows us well, and we believe they will be great value-added partners,” said Ms. Domier. “We also had the pleasure to work with Conyers Park CEO Dave West over many years while he was CEO of Del Monte and Big Heart Pet Brands.”

Additional Details Regarding the Transaction

Conyers Park will contribute up to $450 million of cash raised during its initial public offering and concurrent private placement in July 2019. Contingent upon and concurrently with the closing of the proposed transaction, Advantage will enter into new senior secured credit facilities, consisting of a $2.1 billion term loan facility that will be drawn at closing, and a $400 million asset-based revolving credit facility. In the event of any redemptions by Conyers Park’s stockholders in connection with the transaction, Advantage will have the option to borrow up to $100 million under the revolving credit facility or use available cash to satisfy the transaction’s minimum cash condition. Advantage’s current equity investors will also have the option to purchase up to an additional $250 million of common stock from Conyers Park to satisfy the minimum cash condition.

The Board of Directors of Conyers Park has unanimously approved the proposed transaction.

The transaction is expected to be completed as early as late October 2020, subject to approval by Conyers Park’s stockholders, the expiration of the HSR Act waiting period, the debt financing described above and other customary closing conditions.

Morgan Stanley & Co. LLC acted as financial advisor, and Latham & Watkins LLP acted as legal advisor to Advantage. Centerview Partners LLC, Goldman Sachs & Co. LLC and Deutsche Bank Securities Inc. acted as financial advisors, and Kirkland & Ellis acted as legal advisor to Conyers Park. Goldman Sachs & Co. LLC and Morgan Stanley & Co. LLC acted as private placement agents to Conyers Park. Deutsche Bank Securities Inc. and Goldman Sachs & Co. LLC acted as joint underwriters of Conyers Park’s IPO and acted as capital markets advisors to Conyers Park on this transaction. Shearman & Sterling LLP acted as private placement agent counsel.

The proposed transaction includes committed debt financing from Bank of America, Deutsche Bank Securities Inc. and Morgan Stanley & Co. LLC.

Conference Call Information

At 8:00 AM ET on September 8, 2020, Conyers Park will host an investor teleconference and web presentation to discuss the transaction. The call and webcast can be accessed by dialing (877) 876-9173 (domestic toll-free number) or (785) 424-1667 (international) using conference ID: ADVANTAGE or by visiting this link.

A replay of the teleconference and webcast will also be available from September 8, 2020 to September 29, 2020. The replay can be accessed by dialing (800) 938-2305 (domestic toll-free number) or (402) 220-1126 (international) or by visiting this link.

The investor presentation can be found at this link.

Contacts

Investors:

Dave West

CEO

Conyers Park II

Dan Morrison

Senior Vice President, Finance & Operations

Advantage Solutions

Helen O’Donnell

Managing Director

Solebury Trout

investorrelations@advantagesolutions.net

Media:

Will Minton

Vice President, Corporate Marketing

Advantage Solutions

press@advantagesolutions.net

About Advantage Solutions

Advantage Solutions is a leading business solutions provider committed to driving growth for consumer goods manufacturers and retailers through winning insights and execution. Advantage’s data and technology-enabled omnichannel solutions — including sales, retail merchandising, business intelligence, digital commerce and a full suite of marketing services — are designed to help brands and retailers across a broad range of channels drive consumer demand, increase sales and achieve operating efficiencies. Headquartered in Irvine, California, Advantage has offices throughout the United States and Canada and a presence in select markets throughout Africa, Asia, Australia and Europe through which it services the global needs of multinational, regional and local manufacturers. For more information, please visit advantagesolutions.net.

About Conyers Park II Acquisition Corp.

Conyers Park II Acquisition Corp. (“Conyers Park”) is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Its management team is led by James M. Kilts, its executive chairman, and David J. West, its chief executive officer. Mr. Kilts’ and Mr. West’s careers have centered on identifying and implementing value creation initiatives throughout the consumer industry. They have collectively created approximately $50 billion in shareholder value throughout their combined 75-plus year careers in the consumer industry by relying on what Conyers Park believes to be tried-and-true management strategies: cost management and productivity enhancement and reinvesting the savings behind product innovation, marketing and brand building.

Forward-Looking Statements

Certain statements in this press release may be considered forward-looking statements. Forward-looking statements generally relate to future events or Conyers Park’s or Advantage’s future financial or operating performance, such as statements regarding the expected benefits of the proposed transaction, the timing and financing of the transaction, and expected future operating results. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Conyers Park and its management, and Advantage and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the proposed business combination; (2) the outcome of any legal proceedings that may be instituted against Conyers Park, the combined company or others following the announcement of the proposed business combination and any definitive agreements with respect thereto; (3) the inability to complete the proposed business combination due to the failure to obtain approval of the stockholders of Conyers Park, to obtain financing to complete the proposed business combination or to satisfy other conditions to closing; (4) changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the proposed business combination; (5) the ability to meet stock exchange listing standards following the consummation of the proposed business combination; (6) the risk that the proposed business combination disrupts current plans and operations of Advantage as a result of the announcement and consummation of the proposed business combination; (7) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the proposed business combination; (9) changes in applicable laws or regulations; (10) the possibility that Advantage or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) Advantage’s estimates of expenses and profitability; and (12) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Conyers Park’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and other filings with the Securities and Exchange Commission (the “SEC”).

Additional Information and Where to Find It

Conyers Park intends to file with the SEC a proxy statement relating to the proposed business combination, which will be mailed to its stockholders once definitive. This press release does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the proposed business combination. Conyers Park’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement and the amendments thereto and the definitive proxy statement and other documents filed in connection with the proposed business combination, as these materials will contain important information about Advantage, Conyers Park and the proposed business combination. When available, the definitive proxy statement and other relevant materials for the proposed business combination will be mailed to stockholders of Conyers Park as of a record date to be established for voting on the proposed Business Combination. Stockholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Conyers Park II Acquisition Corp. , 999 Vanderbilt Beach Road, Suite 601, Naples, Florida 34108.

Participants in the Solicitation

Conyers Park and its directors and executive officers may be deemed participants in the solicitation of proxies from Conyers Park’s stockholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in Conyers Park is contained in its annual report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Conyers Park II Acquisition Corp., 999 Vanderbilt Beach Road, Suite 601, Naples, Florida 34108. Additional information regarding the interests of such participants will be contained in the proxy statement for the proposed business combination when available.

Advantage and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Conyers Park in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement for the proposed business combination when available.

Non-GAAP Financial Measure and Related Information

This press release includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) including, but not limited to, Adjusted EBITDA and certain ratios and other metrics derived there from. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Advantage’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that Advantage’s presentation of these measures may not be comparable to similarly-titled measures used by other companies.

Advantage believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Advantage’s financial condition and results of operations.

Advantage believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Advantage’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures.

This press release also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, Advantage is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included.